Exhibit 10.4
NEITHER THIS WARRANT NOR ANY OF THE WARRANT SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN JURISDICTION. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.
September 2, 2008

Warrant No. [Specimen]	Number of Shares: (Subject to adjustment as provided in this Warrant)
COMMON STOCK PURCHASE WARRANT
ServisFirst Bancshares, Inc.
(Void after the date set forth in Section 1(a) hereof)
     This Common Stock Purchase Warrant (this “Warrant”) certifies that, for value received,                                                                                                                           , or his, her or its permitted designees or assignees (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from ServisFirst Bancshares, Inc., a Delaware corporation (the “Company”),                                          fully paid and nonassessable shares (the “Warrant Shares”) of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”) at a purchase price of $25.00 per share (the “Exercise Price”).
     1. Exercise of Warrant.
          (a) This Warrant may be exercised by the Holder, in whole or in part, at any time, or from time to time, during the period commencing on the issuance date set forth above and ending on the later of either (i) September 1, 2013 or (ii) such date which is sixty (60) days following the date that the Common Stock is listed for trading on a “national securities exchange” as defined in Securities Exchange Act of 1934, as amended (the “Exercise Period”), by the surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A duly completed and executed on behalf of the Holder, at the office of the Company in Birmingham, Alabama (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company), and upon payment by check payable to the Company or wire transfer to an account designated by the Company of the Exercise Price of the Warrant Shares thereby purchased.
          (b) As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense will cause to be issued in the name of the Holder:
          (i) a certificate for the number of full Warrant Shares to which the Holder shall be entitled upon such exercise plus, in lieu of any fractional Warrant Share to which the Holder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof; and
          (ii) in case such exercise is in part only, a new warrant (dated the date hereof) of like tenor, for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such Warrant Shares called for on the face of this Warrant minus the number of Warrant Shares purchased by the Holder upon such exercise as provided in subsection (a) above.
          (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Exercise, this Warrant and the applicable Exercise Price shall have been received by the Company. At such time, the Holder shall be deemed to have become the holder of record of the Warrant Shares represented by the certificate required to be issued upon each exercise of this Warrant as provided in subsection (b) above.
     2. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant or the rights granted to the Holder hereunder (including, without limitation, Section 3). The Company represents and warrants to the Holder that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company covenants and agrees that during the Exercise Period, the Company will at all times have authorized and reserved, for the purpose of issuance or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock free from all preemptive rights therein, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be obligated to effect a registration under any federal or state securities laws in connection with such exercise. The Company will not take any action which would result in any adjustment (as described in Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding Warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and warrants and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation.
     3. Adjustment. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

          (a) Subdivision or Combination.
               (i) In case the Company shall (A) pay a dividend on its Common Stock in Common Stock, (B) subdivide its outstanding shares of Common Stock, or (C) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in such an event, the Exercise Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Exercise Price will bear the same relation to the Exercise Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to any such event shall bear to the total number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this subsection (a) shall become effective retroactively immediately after the record date in the case of a dividend or shall become effective immediately after the effective date in the case of a subdivision or combination. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein.
               (ii) Upon each adjustment of the Exercise Price pursuant to subsection (a)(i) above, the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted to the number of Warrant Shares, calculated to the nearest one hundredth of a share, obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the new Exercise Price.
          (b) Reorganization, Reclassification, Consolidation, Merger or Sale. If there shall occur any capital reorganization or reclassification of the Company’s Common Stock (other than a change in par value or a stock dividend, or a subdivision or combination as provided for in subsection (a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Holder shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein and in such transaction with respect to the rights and interests thereafter of the Holder of this Warrant such that the provisions set forth in this Section 3 (including provisions with respect to adjustment of the Exercise Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.
          (c) Adjustments for Non-Cash Dividends. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property of the Company (other than

Common Stock and other than cash) by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property of the Company (other than Common Stock and other than cash) that such Holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 3.
          (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request of the Holder, furnish or cause to be furnished to the Holder a certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of Warrant Shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.
     4. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional Warrant Shares, but shall make an adjustment therefor in cash on the basis of the then market value of the Warrant Shares as shall be reasonably determined by the Board of Directors of the Company.
     5. Notices of Record Date. In case:
          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or shall otherwise determine to pay any dividend or other distribution, or to receive any such right; or
          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company; or
          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, including, without limitation, a Deemed Liquidation Event (as defined in the Certificate of Incorporation of the Company);
then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character or such dividend, distribution or right, or (ii) the effective date on which such dividend, distribution, right, reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place or become effective, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be delivered at least twenty (20) days prior to the record date or effective date for the event specified in such notice.
     6. Transfer and Exchange.
          (a) The Holder acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of (each, a “Transfer”) this Warrant, in whole or in part, or any Warrant Shares issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Shares, as applicable, and registration or qualification of this Warrant or such Warrant Shares, as applicable, under any applicable “Blue Sky” or state securities law then in effect, or (ii) an exemption from any such registration and qualification. If reasonably requested by the Company, an opinion of counsel to the transferring Holder shall be supplied to the Company, at such transferring Holder’s expense, to the effect that the proposed Transfer complies with the applicable federal and state securities laws. The Holder understands that the certificate or certificates representing any Warrant Shares acquired by the Holder upon exercise of this Warrant shall bear a restrictive legend to the foregoing effect.
          (b) Subject to subsection (a) above, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company. Upon the surrender by the Holder of any Warrant, properly endorsed, to the Company at the principal office of the Company, the Company will issue and deliver to or upon the order of such Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered, or such other amount as may be appropriate following the adjustments contemplated by Section 3 hereof.
     7. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver to the Holder a new Warrant of like tenor, in lieu of this Warrant.
     8. Applicable Law. The validity, interpretation and legal effect of this Agreement shall be governed by the laws of the State of Alabama without reference to that State’s conflict of law principles.

     9. No Rights as Stockholder. Until the exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.
     10. Miscellaneous.
          (a) Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of both the Company and the Holder.
          (b) Notices. All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or three days after the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to the Holder, at the Holder’s address as shown in the Company records; and if to the Company, at its principal office. Any party may change its address for purposes of this subsection by giving the other party written notice of the new address in the manner set forth above.
          (c) Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
          (d) Binding Effect. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives.
[Signatures on Following Page]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

SERVISFIRST BANCSHARES, INC.
By:
Thomas A. Broughton, III
Its: President and CEO

Exhibit A
NOTICE OF EXERCISE
To:           SERVISFIRST BANCSHARES, INC.
     1. The undersigned hereby elects to purchase                      shares of the Common Stock of SERVISFIRST BANCSHARES, INC., a Delaware corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price for such shares.
     2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name:

By:

Its:

Date:

A - 1

Exhibit B
ASSIGNMENT
          FOR VALUE RECEIVED,                                                                hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

By:

Its:

Date:

B - 1